Exhibit 99.1

DARKPULSE AND GLOBAL SYSTEM DYNAMICS ANNOUNCE FILING OF REGISTRATION STATEMENT ON FORM S-4 IN CONNECTION WITH PROPOSED BUSINESS COMBINATION

HOUSTON, Feb. 15, 2023 (GLOBE NEWSWIRE) – DarkPulse, Inc. (OTC Pink: DPLS) (“DarkPulse”), an emerging company which utilizes advanced technologies, and Global System Dynamics, Inc. (Nasdaq: GSD) (“GSD”), a publicly-traded special purpose acquisition company, announced today the filing by GSD with the U.S. Securities and Exchange Commission ("SEC") of a registration statement and joint proxy statement on Form S-4 (the "Registration Statement") relating to the previously announced proposed business combination of DarkPulse and GSD.

The transaction, which has been approved by the boards of directors of DarkPulse and GSD, is expected to close in the second quarter of 2023, subject to, among other things, SEC review, approval of DarkPulse and GSD shareholders, approval by the Nasdaq Stock Market of GSD’s initial listing application filed in connection with the proposed business combination, certain other regulatory approvals and the satisfaction of other customary closing conditions.

About DarkPulse, Inc.

DarkPulse, Inc. (OTC: DPLS) is a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses allowing for advanced structural monitoring of infrastructure in Smart Cities. For more information, please visit www.darkpulse.com and follow DarkPulse on LinkedIn, Twitter and Facebook.

Facebook: DarkPulse, Inc.
Twitter: @DARKPULSE
LinkedIn: DarkPulse, Inc.

About Global System Dynamics, Inc.

GSD is a newly organized blank check company incorporated in January 2021 as a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

While GSD may pursue an acquisition opportunity in any business, industry, sector or geographical location, it intends to focus on industries that complement its management team’s background, and to capitalize on the ability of its management team to identify and acquire a business where its management team has extensive experience.

For more information, visit www.gsd.xyz

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

This press release is being made in respect of the proposed business combination transaction involving GSD and DarkPulse. GSD has filed a registration statement on Form S-4 (or such other form as it might determine to be applicable) with the SEC, which may be amended from time to time and which includes a joint proxy statement for GSD and DarkPulse shareholders and which will also serve as a prospectus related to offers and sales of the securities involved in the business combination. GSD will also file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the stockholders of DarkPulse and GSD, seeking required stockholder approval. Before making any voting or investment decision, investors and security holders of GSD and DarkPulse are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.

In addition, the documents filed with the SEC may be obtained free of charge from GSD’s website at gsd.xyz and from DarkPulse’s website at www.darkpulse.com.

Participants in the Solicitation

GSD, DarkPulse and certain of their respective Directors and Executive Officers, as well as third party entities identified in the registration statement, may be deemed to be participants in the solicitation of proxies from stockholders, in favor of the approval of the merger. Information regarding GSD's and DarkPulse’s Directors and Executive Officers and other persons who may be deemed participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the applicable securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, statements regarding the terms and conditions of the proposed business combination and related transactions disclosed herein, the timing of the consummation of such transactions, assumptions regarding shareholder redemptions and the anticipated benefits and financial position of the parties resulting therefrom. These statements are based on various assumptions and/or on the current expectations of GSD or DarkPulse's management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GSD and/or DarkPulse. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the amount of redemption requests made by GSD's public shareholders; NASDAQ’s approval of GSD’s initial listing application; changes in the assumptions underlying DarkPulse's expectations regarding its future business; the effects of competition on DarkPulse’s future business; and the outcome of judicial proceedings to which DarkPulse is, or may become a party.

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If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that DarkPulse and GSD presently do not know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, assumptions, plans or forecasts of future events and views as of the date of this press release. DarkPulse and GSD anticipate that subsequent events and developments will cause these assessments to change. However, while DarkPulse and/or GSD may elect to update these forward-looking statements at some point in the future, each of DarkPulse and GSD specifically disclaims any obligation to do so, except as required by applicable law. These forward-looking statements should not be relied upon as representing DarkPulse's or GSD (or their respective affiliates') assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Global System Dynamics, Inc.
800-436-1436

DarkPulse, Inc.

Investor Relations
The Blueshirt Group
Greg McNiff
investor@darkpulse.com

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